Q1 2023 Shareholder Letter UNLOCK THE SKIES

First Midnight Aircraft Prepares for Flight Test 2 Submitted 15 of Our 18 Subject Specific Certification Plans – We continue to steadily progress our certification program with the FAA in support of our planned entry into service in 2025 – We have now submitted 15 of our 18 SSCPs, as well as our overarching Project Specific Certification Plan (PSCP). Charging Ahead With Manufacturing Build Out – We continue to lead the industry in terms of the buildout of manufacturing capabilities – Our San Jose, California integrated test lab and manufacturing facility is now coming online – Construction is underway on our Covington, Georgia high volume manufacturing facility Q1 2023 - KEY HIGHLIGHTS – Final assembly is now complete and the aircraft has shipped from our Palo Alto facility to our Salinas flight test facility – Power system and avionics checkouts are in progress and the team is preparing for high power propulsion system testing – Over the next two months we will continue to take the aircraft through a series of ground tests before we start our flight test campaign later this summer Continue to Maintain Strong Liquidity Position – Cash, cash equivalents and short-term investments of $450M as of March 31st, coupled with our previously announced strategic funding of up to $150M from Stellantis

3 Tracking Our Progress As we continue the push towards commercialization, the vast majority of our resources are focused on completing the development and certification of Midnight, building out our manufacturing and supply chain capabilities and hardening our go-to-market plans. We feel strongly that we have the right product and the right team to bring this new industry to market at scale. The chart below is intended to summarize the advancements we are making on our aircraft development efforts. MAKER MIDNIGHT TYPE Demonstrator Non-conforming Conforming PURPOSE Prove out 12 tilt 6 configuration and advance the key enabling technologies Enable company testing in advance of “for credit” certification testing "For credit" testing with the FAA in support of Type Certification OVERALL PROGRAM STATUS Ongoing flight testing Final assembly complete Component manufacturing underway MANUFACTURING Completed Q3 2021 Completed May 2023 Target: completion of initial aircraft in Q4 2023 FLIGHT TEST Full transition completed Q4 2022 Target: begin flight testing this summer Target: begin flight testing in early 2024 PILOTED No No Yes QUANTITY 2 1 6

MANUFACTURING BUILD OUT Our San Jose, California integrated test lab and manufacturing facility is now coming online. Over the last two months our team has been completing inspections and started moving in our various labs that will be located at this facility, including our quality, material and process, engine acceptance, battery, and motor labs. This facility is where we will complete final assembly of the conforming Midnight aircraft that will be used in our “for credit” certification testing with the FAA. We chose to build these conforming aircraft at our San Jose, California facility because it is just around the corner from our HQ thus allowing us to leverage the proximity to our design, engineering, certification and manufacturing teams. The layout of the final assembly space of this facility has been optimized for this initial production. Once those conforming aircraft are complete at our San Jose, California facility in the first half of 2024, we will transition the final assembly of our aircraft to our Covington, Georgia high volume facility. Our San Jose, California facility will continue to house many of our engineering labs, but the final assembly space will shift to production of our electric powertrain (i.e., motors and battery packs) to support the ramp up of our aircraft production in Covington, Georgia. We continue to make great progress, alongside Stellantis, on the development of our high volume manufacturing facility in Covington, Georgia. As a reminder, this facility is: – Adjacent to the Covington Municipal Airport on a 96-acre site with direct runway access enabling high volume test flight operations, which are critical to manufacturing and testing aircraft at scale; – Initially planned to be ~350,000 square-feet and capable of producing up to 650 aircraft per year; and – Set up so that it can be expanded by an additional ~550,000 square feet to support production of up to 2,300 aircraft per year. Over the last few months, we have received the permits necessary to begin construction, completed utility selection, and begun clearing and grading. We have also now started to pour concrete and will begin erecting the exterior structure soon. We remain on track to complete construction of this facility in the first half of next year. As we’ve previously highlighted, during this manufacturing ramp phase with Stellantis, our goal is to leverage each company’s respective strengths to enable the rapid scaling of aircraft production to meet our commercialization plans. We now have many senior level Stellantis personnel working full time with our team on both the work being done at our San Jose, California facility and our Covington, Georgia facility. 4 Phase 1 of our Covington facility is being built on a 96-acre site Exterior wall panel for Covington facility Current rendering of Covington facility

5 COMMERCIAL OPERATIONS - EXPANDING OUR PLANNED UAM NETWORK In March, we jointly announced with United that we are working to launch UAM service in Chicago in 2025. This would be the City’s first point-to-point eVTOL aircraft route. Together we selected O’Hare International Airport (ORD) and Vertiport Chicago, located just minutes from downtown, as the take-off and landing sites. Once this route is operational, passengers will be able to travel to and from ORD via Midnight in approximately 10 minutes. A similar trip by car can take upwards of an hour or more during rush hour traffic. As we’ve highlighted previously, our early launch routes will focus on airport to city center transportation service, which are referred to as “trunk” routes. Once we establish the trunk routes, we will then focus on building out the “branch” routes to connect to surrounding communities. Chicago has a long-standing reputation as a major transportation center and leader in mobility innovation and, with ORD being United’s largest operations hub, it provides an ideal location for United and Archer to jointly ramp our UAM operations. Following our announcement, we hosted leaders from World Business Chicago, the city of Chicago’s public‑private economic development agency, at our Bay Area facilities to give them an opportunity to see our Midnight aircraft and to share more about our joint vision with United to provide residents and visitors in Chicago with a safe, sustainable, low noise, and cost-competitive alternative to ground transportation beginning in 2025. The United and Archer teams continue to work closely to identify additional planned take off and landing locations in the U.S. and mature our plans around operations for the routes we’ve previously announced. Technological innovation thrives here in Chicago, and this venture between Archer and United is yet another example of this strength.” — CHICAGO MAYOR LORI E. LIGHTFOOT “ *Aircraft imagery above is rendered

6 AIRCRAFT DEVELOPMENT - MIDNIGHT We have now completed the final assembly of our first Midnight aircraft at our Palo Alto facility. Over the past couple months, we completed the build, installation and initial testing of the low voltage power system, avionics, tilt propellor system, batteries and engines. The aircraft has been powered up and the first software bundle was loaded. With final assembly and initial testing complete, the aircraft was shipped to our flight test facility in Salinas, California and reassembled. We will now take this aircraft through a series of ground tests leading up to our planned first flight this summer. As this aircraft enters the flight test portion of its program, our manufacturing and engineering teams are focused on building the conforming aircraft that we will utilize as part of our "for credit" testing with the FAA in support of Type Certification. We continue to complete key milestones relating to our design, development, testing and manufacturing of those aircraft, including: – ELECTRIC PROPULSION SYSTEM TESTING Testing on our proprietary electric propulsion system is rapidly advancing. Key achievements over the last couple months include completing fully integrated powertrain system tests on Midnight, including battery, electric engine and propellers. The batteries and electric engines underwent robust shock and vibe testing. The battery cells also underwent hundreds of thousands of hours of testing covering different environmental conditions and operating parameters. – AIRFRAME We completed fabrication and qualification of a significant portion of the production tooling required for the major structural assemblies that will be used in manufacturing our conforming Midnight aircraft. This has further validated that our composite part fabrication specification has proper detail and process control to allow us to create conforming parts. Wing production tooling for conforming aircraft

7 CERTIFICATION – CONTINUED PROGRESS We continue to steadily progress our certification program with the FAA in support of our planned entry into service in 2025. As we’ve previously highlighted, we continue to work closely with the FAA, often meeting several times a week, to advance our program. We have now submitted 15 of our 18 SSCPs to the FAA, as well as our overarching PSCP. From here, our work will focus on getting final agreement across all of these plans. As a reminder, SSCPs provide precise detail on each of the specific tests and analyses that will be completed during the implementation phase of the project, in which we actually demonstrate to the FAA that Midnight meets all relevant FAA requirements necessary to receive Type Certification. The PSCP is the overall guiding document for the entire project that leverages all SSCPs to provide complete coverage for all global certification requirements. We remain focused on ensuring that our progress with the FAA supports our timeline of building our conforming aircraft so that we can begin “for credit” testing next year. Dual Tracking Our Path To Market Through U.S. Department Of Defense We believe government services represents a large potential customer base and early revenue opportunity diversified from the civilian applications we are otherwise working on. The potential use cases for eVTOL aircraft and technology that we are exploring are all currently focused on non-kinetic use cases, such as rescue operations and supply chain logistics, as well as the use of our proprietary electric powertrain technology in other applications like maritime. Over the last couple years, we’ve been working closely with the U.S. Department of Defense (“DoD”) on several programs, but more recently have been in talks about significantly expanding our relationship. As our Midnight aircraft progresses towards commercialization, it is garnering significant interest from the DoD as a result of its performance specifications, including its payload of ~1,000 lbs. In addition to expanding our relationship with the DoD, we are also in the early stages of exploring similar potential opportunities with public safety agencies across the U.S. In support of these efforts, we recently formed a Government Services Advisory Board that is chaired by our Head of Government Relations, Dr. Michael Romanowski, and initially made up of six highly decorated and distinguished military leaders representing the United States Air Force, Navy and Army. The board will serve as a forum to share and discuss perspectives on where the government can support and adopt eVTOL aircraft technologies as the industry readies for commercialization in 2025. The development and commercialization of AAM technologies must remain a strategic national priority and having such decorated and informed military veterans advising us will help us ensure we do just that.” — ADAM GOLDSTEIN CO-FOUNDER AND CEO ARCHER AVIATION “

RETIRED 3-STAR LIEUTENANT GENERAL DAVID KRUMM He served as the Commander of Alaska North American Aerospace Defense Command (NORAD) Region, Alaska Command, and the 11th Air Force. He is a career fighter pilot, with over 3,000 hours in a variety of aircraft including the F-22 and F-15 C. In addition to his bachelor’s and master's degree from Auburn University, he also attended Harvard University in the Weatherhead Center for International Affairs Program and is a graduate of the Massachusetts Institute of Technology’s Seminar 21 program. 8 RETIRED 3-STAR VICE ADMIRAL RON BOXALL He commanded our nation’s most advanced deployed maritime forces–the USS John C. Stennis Aircraft Carrier Strike Group as well as two other Aegis warships. In the Pentagon, he served in seven different navy and joint assignments. He has served three tours for the Joint Chiefs of Staff, most recently as the senior military officer overseeing the nearly $800 billion military investment in the defense budget for the Joint Chiefs. RETIRED 2-STAR GENERAL CLAYTON M. HUTMACHER He is currently the President and Chief Executive Officer of the Special Operations Warrior Foundation. As an Army Special Operations Aviator, he commanded at every level during his three tours with the 160th Special Operations Aviation Regiment. His last active-duty assignment was the Director of Operations in the U.S. Special Operations Command in Tampa, Florida and before that deputy Commanding General of the United States Army Special Operations Command at Fort Bragg, North Carolina. RETIRED 2-STAR GENERAL BILL GAYLER He is a decorated Master Army Aviator and Standardization Instructor Pilot in the AH-64A Apache and the AH-64D Longbow and has commanded at every level up to two-star General. He has over 4,000 flight hours in scout reconnaissance and attack aircraft with numerous operational and combat deployments around the world. After 33 years of military service, he retired in 2021 as the Chief of Staff, U.S. Africa Command in Stuttgart, Germany. RETIRED 4-STAR GENERAL STEVE TOWNSEND As a 4-star general, he commanded the U.S. Army’s Training and Doctrine Command responsible for all recruitment, professional military training and education, and the development of concepts and doctrine to prepare the Army for the challenges of the future. His last assignment was Commander of U.S. Africa Command where he was responsible for all U.S. military forces, operations and activities throughout the continent of Africa. He holds a bachelor’s degree from North Georgia College, and master’s degrees from the U.S. Army Command and Staff College and the U.S. Army War College. RETIRED CHIEF WARRANT OFFICER (CW4) MICHAEL J. DURANT He currently serves as the Board Chair of Pinnacle Solutions, Incorporated, an engineering and services company that he founded. He retired in 2001 after completing 22 years of active-duty service. Michael’s assignments include the 470th Military Intelligence Group, Fort Clayton, Panama, Flight Training and UH60 Blackhawk Qualification Course at Fort Rucker, Alabama, the 377th Medical Evacuation Company, Seoul Korea and the 101st Aviation Bn, Fort Campbell, Kentucky. He is a 2008 Army Aviation Association of American Hall of Fame Inductee and the National Veteran-Owned Business Association 2013 Vetrepreneur of the year. Government Services Advisory Board Members

9 Upcoming Events MAY 23 TECHNOLOGY, MEDIA AND COMMUNICATIONS CONFERENCE Boston, hosted by JP Morgan JUNE 7 eVTOL MOBILITY SUMMIT New York City, hosted by Morgan Stanley JUNE 8 INVESTOR VISITS / ROADSHOW Toronto, hosted by Raymond James JUNE 15 2023 TECH CONFERENCE New York City, hosted by Cantor Fitzgerald JUNE 19 -25 PARIS AIR SHOW Paris, organised by the SIAE, a subsidiary of GIFAS Today’s Webcast & Conference Call Details TIME 2 PM PT (5 PM ET) WEBCAST Accessible via our IR website (investors.archer.com) CONFERENCE 844-200-6205 (domestic) CALL +1 929-526-1599 (international) Access code: 254940

ARCHER

Q1 2023 Financial Review

We reference several non-GAAP metrics in the financial discussion that follows. Unless otherwise noted or defined, our non-GAAP metrics are calculated by starting with the equivalent GAAP metric and subtracting non-cash stock-based compensation and non-cash warrant expenses and changes in fair value of warrants. We believe these adjustments are appropriate to enhance the overall understanding of our underlying financial and operational performance.

SUMMARY FINANCIALS

(In millions; unaudited)

	THREE MONTHS ENDED		
	MARCH 31, 2023	DECEMBER 31, 2022	MARCH 31, 2022
TOTAL OPERATING EXPENSES	$ 112.0	$ 108.1	$ 65.3
NET LOSS	(113.1)	(95.4)	(59.2)
NON-GAAP TOTAL OPERATING EXPENSES(1)(3)	80.0	76.8	39.6
ADJUSTED EBITDA(2)(3)	(79.0)	(76.0)	(39.1)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	449.9	531.2	704.2

1) Non-GAAP total operating expenses is a financial measure adjusting total operating expenses for stock-based compensation, FCA (Stellantis) warrant expense, other warrant expenses, and one-time severance related expenses.
2) Adjusted EBITDA is a financial measure adjusting net loss for stock-based compensation, FCA (Stellantis) warrant expense, other warrant expenses, change in fair value of warrant liabilities and other warrant costs, depreciation and amortization expense, net interest income, accretion and amortization income of short-term investments, and one-time severance related expenses.
3) A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled "GAAP to Non-GAAP Reconciliation."

TOTAL OPERATING EXPENSES

Our first quarter total operating expenses represent investments required to achieve the key elements of our commercialization plan. We continued to invest in the design, development, test and certification activities for our Midnight aircraft and in the people and infrastructure required to scale our operations.

GAAP total operating expenses for the first quarter of 2023 were $112.0 million, which were sequentially higher than the fourth quarter of 2022 by $3.9 million, or 3.6%, primarily due to increased investment made in people, materials, and engineering services to support our Midnight development program. Year-over-year, total operating expenses for the first quarter of 2023 were higher than the first quarter of 2022 by $46.7 million, primarily due to investments made in our Midnight program, as well as investments in our infrastructure to support scaling our operations such as higher audit, tax, and legal expenses.

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11 Non-GAAP total operating expenses (excluding stock-based compensation, warrant expenses and other one-time expenses) for the first quarter of 2023 were $80.0 million, which increased $3.2 million sequentially over the fourth quarter of 2022, and $40.4 million year-over-year from the first quarter of 2022, as we continued our investment in people, materials and services for our key technology development programs and public company infrastructure. NET LOSS AND ADJUSTED EBITDA Net loss for the first quarter of 2023 was $113.1 million, which increased sequentially by $17.7 million from $95.4 million in the fourth quarter of 2022, driven primarily by the non-cash change in fair value of warrant liability and other warrant costs, and an increase in operating expenses. Year-over-year, net loss for the first quarter of 2023 was higher than the first quarter of 2022 by $53.9 million, primarily due to the $46.7 million increase in operating expenses and the $11.6 million non-cash change in fair value of warrant liability and other warrant costs. Adjusted EBITDA loss for the first quarter of 2023 was $79.0 million, which increased sequentially by $3.0 million from a loss of $76.0 million in the fourth quarter of 2022, and increased by $39.9 million year-over-year from an Adjusted EBITDA loss of $39.1 million in the first quarter of 2022, as we increased operating expenses due to the reasons mentioned above. NET CHANGE IN CASH We exited the quarter with $449.9 million in cash, cash equivalents and short-term investments, a reduction of $81.3 million from the fourth quarter of 2022, and a decrease of $254.3 million from the first quarter of 2022, primarily driven by funding our operating expenses. Additionally, we have $7.2 million of restricted cash generally to support various letters of credit for commercial leases and for the manufacturing facility in Georgia. Q2 2023 FINANCIAL ESTIMATES We anticipate GAAP total operating expenses of $110 million to $120 million and non-GAAP total operating expenses of $75 million to $85 million for the second quarter of 2023. This reflects a total of $35 million expected stock-based compensation, warrant expense and other one-time expenses. We have not reconciled our non-GAAP total operating expenses estimates because certain items that impact non-GAAP total operating expenses are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2023 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP total operating expenses is not available without unreasonable effort.

ARCHER AVIATION INC. CONSOLIDATED BALANCE SHEETS (In millions; unaudited) 12 THREE MONTHS ENDED MARCH 31, 2023 DECEMBER 31, 2022 Assets Current assets Cash and cash equivalents $ 299.2 $ 69.4 Restricted cash 7.2 2.9 Short-term investments 150.7 461.8 Prepaid expenses 6.7 9.8 Other current assets 2.1 1.6 Total current assets 465.9 545.5 Property and equipment, net 24.7 11.5 Intangible assets, net 0.4 0.4 Right-of-use assets 10.7 11.9 Other long-term assets 4.2 4.5 Total assets $ 505.9 $ 573.8 Liabilities and Stockholders’ Equity Current liabilities Accounts payable $ 6.4 $ 3.6 Current portion of lease liabilities 3.1 3.7 Current portion on notes payable 7.0 9.3 Accrued expenses and other current liabilities 47.5 36.7 Total current liabilities 64.0 53.3 Lease liabilities, net of current portion 8.8 9.2 Warrant liabilities 12.0 7.0 Other long-term liabilities 11.0 11.0 Total liabilities 95.8 80.5 Stockholders’ equity Preferred stock, $0.0001 par value; 10,000,000 shares authorized; no shares issued and outstanding as of March 31, 2023 and December 31, 2022 - - Class A common stock, $0.0001 par value; 700,000,000 shares authorized; 181,872,410 and 177,900,738 shares issued and outstanding as of March 31, 2023 and December 31, 2022 respectively - - Class B common stock, $0.0001 par value; 300,000,000 shares authorized; 61,721,387 and 63,738,197 shares issued and outstanding as of March 31, 2023 and December 31, 2022 respectively - - Additional paid-in capital 1,214.2 1,185.0 Accumulated deficit (804.0) (690.9) Accumulated other comprehensive loss (0.1) (0.8) Total stockholders’ equity 410.1 493.3 Total liability and stockholders’ equity $ 505.9 $ 573.8

ARCHER AVIATION INC. CONSOLIDATED STATEMENT OF OPERATIONS (In millions, except share and per share data; unaudited) 13 THREE MONTHS ENDED MARCH 31 2023 2022 OPERATING EXPENSES Research and development $ 65.8 $ 27.5 General and administrative 44.1 37.8 Other warrant expense 2.1 - Total operating expenses 112.0 65.3 Loss from operations (112.0) (65.3) Other (expense) income, net (2.7) 6.5 Interest income (expense), net 1.6 (0.4) Loss before income taxes (113.1) (59.2) Net loss $ (113.1) $ (59.2) Net loss per share, basic and diluted $ (0.46) $ (0.25) Weighted-average shares outstanding, basic and diluted 247,274,541 239,802,805

ARCHER AVIATION INC. CONSOLIDATED STATEMENT OF CASH FLOWS (In millions; unaudited) 14 THREE MONTHS ENDED MARCH 31 2023 2022 Cash flows from operating activities Net loss $ (113.1) $ (59.2) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation, amortization and other 1.0 0.6 Debt-discount and issuance cost amortization 0.2 0.2 Stock-based compensation 25.7 24.5 Change in fair value of warrant liabilities and other warrant costs 5.0 (6.6) Non-cash lease expense 1.4 0.9 Research and development warrant expense 4.2 1.2 Other warrant expense 2.1 - Interest income on short-term investments (0.2) - Accretion and amortization income of short-term investments (2.0) - Changes in operating assets and liabilities: Prepaid expenses 3.0 (1.7) Other current assets (0.3) (0.1) Other long-term assets (0.6) 0.6 Accounts payable 2.5 (1.6) Accrued expenses and other current liabilities 8.9 5.3 Operating lease right-of-use assets and lease liabilities, net (1.2) (0.9) Other long-term liabilities (0.3) - Net cash used in operating activities (63.7) (36.8) Cash flows from investing activities Proceeds from maturities of short-term investments 314.0 - Purchase of property and equipment (11.4) (0.6) Net cash provided by (used in) investing activities 302.6 (0.6) Cash flows from financing activities Repayment of debt (2.5) (2.5) Payments for taxes related to net share settlement of equity awards (2.3) - Proceeds from exercise of stock options - 0.1 Net cash used in financing activities (4.8) (2.4) Net increase (decrease) in cash, cash equivalents, and restricted cash 234.1 (39.8) Cash, cash equivalents, and restricted cash, beginning of period 72.3 746.9 Cash, cash equivalents, and restricted cash, end of period $ 306.4 $ 707.1

GAAP to Non-GAAP Reconciliation A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended March 31, 2023, December 31, 2022, and March 31, 2022, respectively, are set forth below. RECONCILIATION OF OPERATING EXPENSES (In millions; unaudited) 1) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to FCA and FCA Italy, both wholly owned subsidiaries of Stellantis, in connection with certain services they are providing to the Company. 2) Other warrant expenses associated with the United warrant agreement. 3) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. 15 THREE MONTHS ENDED MARCH 31, 2023 DECEMBER 31, 2022 MARCH 31, 2022 TOTAL OPERATING EXPENSES $ 112.0 $ 108.1 $ 65.3 Adjusted to exclude the following: FCA (Stellantis) warrant expense (1) (4.2) - (1.2) Other warrant expense (2) (2.1) (4.8) - Stock-based compensation (3) (25.7) (26.5) (24.5) NON-GAAP TOTAL OPERATING EXPENSES $ 80.0 $ 76.8 $ 39.6

16 GAAP to Non-GAAP Reconciliation (cont.) A reconciliation of net loss to Adjusted EBITDA for the three months ended March 31, 2023, December 31, 2022, and March 31, 2022, respectively, are set forth below. RECONCILIATION OF ADJUSTED EBITDA (In millions; unaudited) 1) Amounts include changes in fair value of the public and private warrants, which are classified as warrant liabilities and other warrant costs. 2) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to FCA and FCA Italy, both wholly owned subsidiaries of Stellantis, in connection with certain services they are providing to the Company. 3) Other warrant expenses associated with the United warrant agreement. 4) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. THREE MONTHS ENDED MARCH 31, 2023 DECEMBER 31, 2022 MARCH 31, 2022 NET LOSS $ (113.1) $ (95.4) $ (59.2) Adjusted to exclude the following: Changes in fair value of warrant liability and other warrant costs (1) 5.0 (8.5) (6.6) FCA (Stellantis) warrant expense (2) 4.2 - 1.2 Other warrant expense (3) 2.1 4.8 - Depreciation and amortization expense 1.0 0.8 0.6 Stock-based compensation (4) 25.7 26.5 24.5 Interest (income) expense,net (1.6) (0.7) 0.4 Accretion and amortization income of short-term investments (2.3) (3.5) - ADJUSTED EBITDA $ (79.0) $ (76.0) $ (39.1)

17 GAAP to Non-GAAP Reconciliation (cont.) NON-GAAP FINANCIAL MEASURES To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter ended March 31, 2023, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: – STOCK-BASED COMPENSATION EXPENSE We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. – WARRANT EXPENSE & GAINS OR LOSSES FROM REVALUATION OF WARRANTS Expense from our common stock warrants issued to United Airlines, FCA US LLC and FCA Italy S.p.A., both subsidiaries of Stellantis, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Each of the non-GAAP financial measures presented in this letter to shareholders should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this letter to shareholders regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this letter to shareholders.

18 Forward Looking Statements This shareholder letter includes forward-looking statements. These statements include, but are not limited to, statements regarding our future performance and our market opportunity, including expected financial results for the first quarter of fiscal year 2023, our business strategy and plans, including the pace at which we intend to design, develop, certify, manufacture and commercialize our planned eVTOL aircraft, the anticipated timing of our certification with the FAA, the planned actions of our Government Services Advisory Board, the planned expansion of Archer’s relationships with the U.S. Government, including the Department of Defense, and the potential market opportunity for our eVTOL aircraft and planned UAM ecosystem. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, develop, certify, manufacture and commercialize our aircraft and UAM ecosystem; our dependence on United Airlines for our current aircraft orders, which are subject to conditions, further negotiation and reaching mutual agreement on certain material terms, and the risk that United Airlines cancels those orders; our ability to remediate material weaknesses in internal control over financial reporting and ability to maintain an effective system of internal control; the effectiveness of our marketing and growth strategies, including our ability to effectively market electric air transportation as a substitute for conventional methods of transportation; our ability to compete in the UAM and eVTOL industries; our ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; our ability to achieve our business milestones and launch products and services on anticipated timelines; our dependence on suppliers for the parts and components in our aircraft; our ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of our control that slow market adoption of electric aircraft, such as the inability to obtain and maintain adequate vertiport infrastructure; our ability to hire, train and retain qualified personnel; risks related to our UAM ecosystem operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving electric aircraft or lithium-ion battery cells; the impact of labor and union activities on our workforce; losses resulting from indexed price escalation clauses in purchase orders; regulatory risks related to evolving laws and regulations in our industry; the impact of macroeconomic conditions, inflation, interest rates, war, including the ongoing conflict in Ukraine, natural disasters, outbreaks and pandemics on our business and the global economy; our need for and the availability of additional capital; cybersecurity risks; and risks and costs associated with our ongoing litigation with Wisk Aero LLC. Additional risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, which are available on our investor relations website at http://investors.archer.com and on the SEC website at www.sec.gov. All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

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